UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Section 240.14a-12

ALTRA INDUSTRIAL MOTION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Altra Industrial Motion Corp.

300 Granite Street, Suite 201

Braintree, Massachusetts 02184

www.altramotion.com

SUPPLEMENTAL INFORMATION REGARDING

THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON TUESDAY, APRIL 28, 2020

April 16, 2020

The following Notice of Change of Location relates to the proxy statement of Altra Industrial Motion Corp. (the “Company”) dated March 26, 2020 (the “Proxy Statement”), furnished to the stockholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on Tuesday, April 28, 2020 (the “Annual Meeting”). This supplement is being filed with the Securities and Exchange Commission on or about April 16, 2020.

PLEASE READ THE FOLLOWING NOTICE CAREFULLY IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON TUESDAY, APRIL 28, 2020

To the Stockholders of Altra Industrial Motion Corp.,

Due to the ongoing public health impact of the coronavirus disease, or COVID-19, outbreak and to support the health and well-being of our directors, officers, employees and stockholders, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Altra Industrial Motion Corp. (the “Company”) has been changed. As previously announced, the Annual Meeting will be held on Tuesday, April 28, 2020 at 9:00 a.m., EDT. In light of public health concerns regarding the COVID-19 outbreak, we have made the decision that this year’s Annual Meeting will be held solely by remote communication, in a “virtual only” format, on the date and at the time previously announced. The Annual Meeting will not be held at a physical location and you will not be able to attend the Annual Meeting in-person.

As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a stockholder as of the close of business on March 16, 2020, the record date (“Record Date”), or hold a legal proxy for the meeting provided by your bank, broker, or nominee. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/AIMC2020, you must enter the control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. Once properly admitted to the Annual Meeting, all stockholders of record as of the Record Date will be able to submit questions and vote their shares by following the instructions that will be available on the virtual meeting website.

A list of stockholders entitled to vote at the Annual Meeting is available for inspection by our stockholders at the principal executive offices of the Company located at 300 Granite Street, Suite 201, Braintree, Massachusetts 02184. As the normal business hours of our headquarters have been affected due to the COVID-19 pandemic, this stockholder list will also be made available for inspection by stockholders on a reasonably accessible electronic network beginning at least ten (10) days before the date of the Annual Meeting and continuing through the date of the Annual Meeting. To access the electronic list during this time, please send your request, along with proof of stock ownership, by email to the Corporate Secretary at glenn.deegan@altramotion.com. You will receive confirmation of your request and instructions on how to view the electronic list. The list will also be available to stockholders at www.virtualshareholdermeeting.com/AIMC2020 during the Annual Meeting.

It is important that you read the proxy materials previously made available to you, including the Company’s Notice of Annual Meeting, Proxy Statement, Proxy Card and Annual Report on Form 10-K (collectively, the “Proxy Materials”), and we encourage you to vote and submit your proxy in advance of the Annual Meeting by one of the methods described in the Proxy Materials. The proxy card included with the Proxy Materials will not be updated to reflect the change in location. You may continue to use the proxy card to vote your shares of common stock in connection with the Annual Meeting. If you have already voted, you do not need to take any action unless you wish to change your vote. Proxy cards already returned by stockholders will remain valid and will be voted at the Annual Meeting unless revoked. On April 16, 2020, the Company issued a press release regarding the above matters, which is attached to this notice as Annex A.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE AND SUBMIT YOUR PROXY IN ADVANCE OF THE MEETING BY ONE OF THE METHODS DESCRIBED IN THE PROXY MATERIALS.

By order of the Board of Directors,

Glenn E. Deegan
Vice President, Legal and Human Resources, General Counsel and Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Meeting to be held on April 28, 2020 at 9:00 a.m. EDT will be available remotely at www.virtualshareholdermeeting.com/AIMC2020. Our proxy materials (Notice of Annual Meeting, Proxy Statement, Proxy Card and Annual Report on Form 10-K) are available at www.proxyvote.com.

ANNEX A

Altra Announces Change of Location for the

Annual Meeting of Stockholders to Be Held on April 28, 2020

Annual Meeting to be held in virtual only format

BRAINTREE, MA, April 16, 2020 – Altra Industrial Motion Corp. (Nasdaq: AIMC) (“Altra” or the “Company”) today announced a change in the location of its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). Due to the ongoing public health impact of the coronavirus disease, or COVID-19, outbreak and to support the health and well-being of our directors, officers, employees and stockholders, the Annual Meeting will be held solely by remote communication, in a “virtual only” format. The previously announced date and time of the meeting (Tuesday, April 28, 2020 at 9:00 a.m., EDT) will not change.

Stockholders of record as of the close of business on March 16, 2020 can attend, vote and submit questions at the virtual Annual Meeting via the internet at www.virtualshareholdermeeting.com/AIMC2020 by using the control number included on the proxy card, voting instruction form or notice previously received. You may vote during the Annual Meeting by following the instructions available on the meeting website during the Annual Meeting.

The Company has designed the online format of the Annual Meeting to ensure, to the extent practicable, that our stockholders are afforded the same rights and opportunities to participate as they would at an in-person meeting. For additional information regarding accessing and participating in the virtual meeting, please refer to the Company’s supplemental proxy materials filed with the Securities and Exchange Commission on April 16, 2020. The Company urges stockholders to vote and submit proxies in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting.

About Altra Industrial Motion Corp.

Altra Industrial Motion Corp. is a premier industrial, global manufacturer and supplier of electromechanical power transmission, motion control and automation products, including highly engineered power transmission, motion control and engine braking systems and components. Altra’s portfolio consists of 27 well-respected brands including Bauer Gear Motor, Boston Gear, Jacobs Vehicle Systems, Kollmorgen, Portescap, Stromag, Svendborg Brakes, TB Wood’s, Thomson and Warner Electric. Headquartered in Braintree, Massachusetts, Altra has approximately 9,200 employees and over 50 production facilities in 16 countries around the world. AIMC-G

Contacts:

Christian Storch

Chief Financial Officer

Altra Industrial Motion Corp.

781-917-0541

Email: christian.storch@altramotion.com

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